UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 16, 2016

WEX Inc.
(Exact name of registrant as specified in its charter)
Delaware	001-32426	01-0526993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

97 Darling Avenue, South Portland, ME	04106
Address of principal executive offices	Zip Code
Registrant's telephone number, including area code	(207) 773-8171

(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

As previously reported, on October 18, 2015, WEX Inc. (“WEX”) entered into a Unit Purchase Agreement with Mustang HoldCo 1 LLC, Warburg Pincus Private Equity (E&P) XI - B, L.P., Warburg Pincus Private Equity XI-C, L.P., WP XI Partners, L.P., Warburg Pincus Private Equity XI-B, L.P., WP Mustang Co-Invest-B, L.P., WP Mustang Co-Invest-C L.P., Warburg Pincus XI (E&P) Partners-B, L.P., and Warburg Pincus (E&P) XI, L.P. (collectively, the “Sellers”), WP Mustang Topco LLC (the “Target”) and Warburg Pincus Private Equity XI (Lexington), LLC (the “Blocker”), under which WEX has agreed to purchase the Target and the Blocker from the Sellers (the “Acquisition”).

On June 16, 2016, WEX received clearance from the Federal Trade Commission (the “FTC”) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 to proceed with the Acquisition.  A copy of the news release announcing the FTC clearance is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01.

Exhibit 99.1 and the information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act.

Item 9.01  Financial Statements and Exhibits.

(d)        Exhibits

  The exhibit listed on the Exhibit Index are furnished as part of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEX INC.

Date:	June 17, 2016	By:	/s/ Gregory A. Wiessner
		Name:	Gregory A. Wiessner
		Title:	Vice President, Corporate Securities Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	News release of WEX Inc. dated June 17, 2016